UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 ______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2018

JETPAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7450 Tilghman Street, Allentown, PA 18106

(Address of Principal Executive Offices) (Zip Code)

(610) 797-9500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On June 1, 2018, JetPay Payment Services, FL, LLC (“JetPay Payments, FL”), a Delaware limited liability company and a direct subsidiary of JetPay Corporation (the “Company”), entered into (i) an Amended and Restated Promissory Note (the “Amended and Restated Draw/Term Note”) for $1,600,000 in favor of Fifth Third Bank, an Ohio banking corporation (“Lender”), (ii) a related Modification of Credit Agreement and Other Loan Documents (the “Draw/Term Modification Agreement”) with the Company and the Lender, (iii) an Amended and Restated Revolving Promissory Note (the “Amended and Restated Revolving Note”) for $1,000,000 in favor of the Lender, and (iv) a related Third Modification of Credit Agreement and Other Loan Documents (the “Revolver Modification Agreement”) with the Company and the Lender.

The Amended and Restated Draw/Term Note extends the original 12-month draw period expiring on June 22, 2018 to September 30, 2018 (“the Amended Conversion Date”) of the $1,600,000 Draw/Term Note to finance software integration costs related to a contract with the State of Illinois, at which time the loan converts into a 36-month amortizing term loan which matures on September 30, 2021. The Amended and Restated Draw/Term Note bears interest at a variable rate equal to the adjusted one-month LIBOR Rate (as defined in the Amended and Restated Draw/Term Note) plus 3% (or, in the event the LIBOR Rate is unavailable, at the Prime Rate (as defined in the Amended and Restated Draw/Term Note) plus 1%). The Amended and Restated Draw/Term Note is payable in monthly installments beginning on the Amended Conversion Date and can be prepaid without penalty or premium at any time.

The Draw/Term Modification Agreement amends the Credit Agreement, dated June 22, 2017, by and between JetPay Payments, FL and the Lender, to document the extension of maturity of the Amended and Restated Draw/Term Note until September 30, 2021.

The Amended and Restated Revolving Note renews, amends, replaces and supersedes the expiring $1,000,000 Revolving Promissory Note, extending the maturity date to June 1, 2019 and bearing interest at a variable rate equal to the adjusted one-month LIBOR Rate (as defined in the Amended and Restated Revolving Note) plus 2.00% (or, in the event the LIBOR Rate is unavailable, at the Prime Rate (as defined in the Amended and Restated Revolving Note) plus 1%). It is anticipated that the Amended and Restated Revolving Note will be used to extend temporary credit to JetPay Payments, FL to cover its customers’ processing return items.

The Revolver Modification Agreement amends the Credit Agreement, dated June 1, 2016, by and between JetPay Payments, FL and the Lender (as modified by the (i) Modification of Credit Agreement and Other Loan Documents, dated March 23, 2017 and (ii) Second Modification of Credit Agreement and Other Loan Documents, dated June 22, 2017) to document the extension of maturity of the Amended and Restated Revolving Note until June 1, 2019.

The foregoing descriptions of the (i) Amended and Restated Revolving Note filed herewith as Exhibit 10.1, (ii) Amended and Restated Draw/Term Note filed herewith as Exhibit 10.2, (iii) Third Modification of Credit Agreement and Other Documents filed herewith as Exhibit 10.3, and (iv) Modification of Credit Agreement and Other Documents filed herewith as Exhibit 10.4, in each case, do not purport to be complete and are qualified in their respective entireties by reference to the documents filed herewith as Exhibit 10.1 through Exhibit 10.4, as applicable.

Item 2.03. Creation of a Direct Financial Obligation

The information required to be disclosed by this Item 2.03 is set forth above in Item 1.01 is incorporated herein by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amended and Restated Revolving Promissory Note, dated June 1, 2018, by and between JetPay Payment Services, FL, LLC and Fifth Third Bank

10.2	Amended and Restated Promissory Note, dated June 1, 2018, by and between JetPay Payment Services, FL, LLC and Fifth Third Bank

10.3	Third Modification of Credit Agreement and Other Loan Documents, dated June 1, 2018, by and among JetPay Payment Services, FL, LLC, JetPay Corporation and Fifth Third Bank

10.4	Modification of Credit Agreement and Other Loan Documents, dated June 1, 2018, by and among JetPay Payment Services, FL, LLC, JetPay Corporation and Fifth Third Bank

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2018
JETPAY CORPORATION

	By:	/s/ Gregory M. Krzemien
Name: Gregory M. Krzemien
Title: Chief Financial Officer

Exhibit Index

Exhibit Number

10.1	Amended and Restated Revolving Promissory Note, dated June 1, 2018, by and between JetPay Payment Services, FL, LLC and Fifth Third Bank

10.2	Amended and Restated Promissory Note, dated June 1, 2018, by and between JetPay Payment Services, FL, LLC and Fifth Third Bank

10.3	Third Modification of Credit Agreement and Other Loan Documents, dated June 1, 2018, by and among JetPay Payment Services, FL, LLC, JetPay Corporation and Fifth Third Bank

10.4	Modification of Credit Agreement and Other Loan Documents, dated June 1, 2018, by and among JetPay Payment Services, FL, LLC, JetPay Corporation and Fifth Third Bank